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                                                                 Exhibit 23 (ii)

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this registration statement of Lennar Corporation on Form S-8 of our reports dated January 7, 2003, except for
Note 18, as to which the date is February 5, 2003, appearing in the Annual Report on Form 10-K of Lennar Corporation for the year ended November 30, 2002.


/s/ Deloitte & Touche LLP



Miami, Florida
May 5, 2003